SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 20, 1998


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-09781                   74-2099724
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


2929 Allen Parkway, Suite 2010, Houston, Texas                       77019
(Address of principal executive offices)                          (Zip Code)


                                 (713) 834-2950
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-34545) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated February 11, 1998, to the Prospectus, dated September 4, 1997, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 1998-1.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONTINENTAL AIRLINES, INC.


                                            By /S/ JEFFERY A. SMISEK
                                               ---------------------------------
                                               Jeffery A. Smisek
                                               Executive Vice President
                                               and General Counsel

March 6, 1998



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                                  EXHIBIT INDEX


     4.1 Revolving Credit Agreement (1998-1A), dated February 20, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and AIG Matched Funding Corp., as Liquidity Provider

     4.2 Revolving Credit Agreement (1998-1B), dated February 20, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and AIG Matched Funding Corp., as Liquidity Provider

     4.3 Revolving Credit Agreement (1998-1C), dated February 20, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and AIG Matched Funding Corp., as Liquidity Provider

     4.4 Trust Supplement No. 1998-1A-O, dated February 20, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

     4.5 Trust Supplement No. 1998-1A-S, dated February 20, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

     4.6 Trust Supplement No. 1998-1B-O, dated February 20, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

     4.7 Trust Supplement No. 1998-1B-S, dated February 20, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

     4.8 Trust Supplement No. 1998-1C-O, dated February 20, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

     4.9 Trust Supplement No. 1998-1C-S, dated February 20, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

     4.10 Intercreditor Agreement, dated February 20, 1998, among Wilmington Trust Company, as Trustee, AIG Matched Funding Corp., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

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     4.11 Deposit  Agreement  (Class A), dated February 20, 1998,  between First
          Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

     4.12 Deposit Agreement (Class B), dated February 20, 1998, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

     4.13 Deposit Agreement (Class C), dated February 20, 1998, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

     4.14 Escrow and Paying Agent Agreement (Class A), dated February 20, 1998, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Chase Securities Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

     4.15 Escrow and Paying Agent Agreement (Class B), dated February 20, 1998, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Chase Securities Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

     4.16 Escrow and Paying Agent Agreement (Class C), dated February 20, 1998, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Chase Securities Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

     4.17 Note Purchase Agreement, dated February 20, 1998, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

     4.18 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

     4.19 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)


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     4.20 Form of  Leased  Aircraft  Indenture  (Trust  Indenture  and  Mortgage
          between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

     4.21 Form of Leased Aircraft Trust Agreement (Trust Agreement between [________] and First Security Bank, National Association) (Exhibit A-5 to Note Purchase Agreement)

     4.22 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

     4.23 Form  of  Owned  Aircraft   Participation   Agreement   (Participation
          Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

     4.24 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

     4.25 6.648%  Continental  Airlines  Pass  Through  Certificate   1998-1A-O,
          Certificate No. 1

     4.26 6.648%  Continental  Airlines  Pass  Through  Certificate   1998-1A-O,
          Certificate No. 2

     4.27 6.648%  Continental  Airlines  Pass  Through  Certificate   1998-1A-O,
          Certificate No. 3

     4.28 6.748%  Continental  Airlines  Pass  Through  Certificate   1998-1B-O,
          Certificate No. 1

     4.29 6.541%  Continental  Airlines  Pass  Through  Certificate   1998-1C-O,
          Certificate No. 1

     23.1 Consent of Aircraft Information Services, Inc., dated February 6, 1998

     23.2 Consent of Aircraft  Information  Services,  Inc.,  dated February 11,
          1998

     23.3 Consent of BK Associates, Inc., dated February 6, 1998

     23.4 Consent of BK Associates, Inc., dated February 11, 1998

     23.5 Consent of Morten Beyer and Agnew, Inc., dated February 6, 1998

     23.6 Consent of Morten Beyer and Agnew, Inc., dated February 11, 1998